                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 April 25, 1999
                Date of Report (Date of Earliest Event Reported)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated June 1, 1998, providing for the Issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    33-80740-08                61199884
          --------                    -----------                --------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                600 Steamboat Road, Greenwich, Connecticut 06830
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (203) 622-2700
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.        OTHER EVENTS

               On June 1, 1998, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as seller ("Sequoia"); Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"); and First Union National Bank, as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates (the "Certificates").

               The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement distributed to Certificateholders, dated April 25, 1999.



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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 1999



                                        GREENWICH CAPITAL ACCEPTANCE, INC.


                                        By:  /s/ Anne Mulligan
                                            -----------------------------------
                                             Anne Mulligan
                                             Vice President



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                                  EXHIBIT INDEX



Exhibit Number                                                            Page Number
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
    10.1         Monthly Payment Date Statement distributed to
                 Certificateholders, dated April 25, 1999.......................5